UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2015

MSG NETWORKS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34434	27-0624498
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11 Pennsylvania Plaza	10001
New York, NY	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 465-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 11, 2015, MSG Networks Inc. (the “Company”) held its annual meeting of stockholders. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in detail in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders filed with the U.S. Securities and Exchange Commission on October 28, 2015. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the three directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non- Votes
Eugene F. Demark	50,115,417	570,492	3,331,374
Joel M. Litvin	50,076,638	609,271	3,331,374
John L. Sykes	50,077,587	608,322	3,331,374

The Company’s Class B stockholders elected the nine directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld
James L. Dolan	135,885,550	0
Charles F. Dolan	135,885,550	0
William J. Bell	135,885,550	0
Paul J. Dolan	135,885,550	0
Quentin F. Dolan	135,885,550	0
Thomas C. Dolan	135,885,550	0
Wilt Hildenbrand	135,885,550	0
Hank J. Ratner	135,885,550	0
Brian G. Sweeney	135,885,550	0

2.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
189,454,739	429,440	18,654	0

3.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved the MSG Networks Inc. 2010 Employee Stock Plan, as amended. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
185,906,933	644,714	19,812	3,331,374

4.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved the MSG Networks Inc. 2010 Cash Incentive Plan, as amended. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
186,011,850	537,907	21,702	3,331,374

5.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved the MSG Networks Inc. 2010 Stock Plan for Non-Employee Directors, as amended. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
185,520,154	1,015,947	35,358	3,331,374

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSG NETWORKS INC. (Registrant)

By:	/s/ Lawrence J. Burian
Name: Lawrence J. Burian
Title: Executive Vice President,
General Counsel and Secretary

Dated: December 11, 2015

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